                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                     FORM N-1A

                          REGISTRATION STATEMENT UNDER THE
                               SECURITIES ACT OF 1933

                              REGISTRATION NO. 2-29858


                          POST-EFFECTIVE AMENDMENT NO. 54


                                        AND

                          REGISTRATION STATEMENT UNDER THE
                           INVESTMENT COMPANY ACT OF 1940

                              REGISTRATION NO. 811-1701


                                  AMENDMENT NO. 29


                          DAVIS NEW YORK VENTURE FUND, INC.

                               124 East Marcy Street
                            Santa Fe, New Mexico  87501
                                  (1-505-983-4335)


Agent For Service:                       Samuel P. Ynzunza, Esq.

                                         124 East Marcy Street
                                         Santa Fe, New Mexico  87501

Agent For Service:                       Sheldon R. Stein
                                         D'Ancona & Pflaum
                                         30 North LaSalle Street
                                         Suite 2900
                                         Chicago, Illinois  60602
                                         (1-312-580-2014)

It is proposed that this filing will become effective:
                         immediately upon filing pursuant to paragraph (b)
                   ---

                    X    on August 4, 1997, pursuant to paragraph (b)
                   ---
                         60 days after filing pursuant to paragraph (a)
                         on            , pursuant to paragraph (a) of Rule 485
                            -----------



In accordance with Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, Registrant has previously elected to register an indefinite number of shares of its Common Stock. The 24f-2 Notice was filed on or about September 26, 1996.

                               FORM N-1A
         DAVIS NEW YORK VENTURE FUND, INC. - CLASS A, CLASS B
                           AND CLASS C SHARES


           POST-EFFECTIVE AMENDMENT NO. 54 TO REGISTRATION
        STATEMENT NO. 2-29858 UNDER THE SECURITIES ACT OF 1933
          AND AMENDMENT NO. 29 UNDER THE INVESTMENT COMPANY
         ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-1701.


                        CROSS REFERENCE SHEET
                        ---------------------
      N-1A
    ITEM NO.          PROSPECTUS CAPTION OR PLACEMENT
    --------          -------------------------------
       1              Front Cover
       2              Summary
       3              Financial Highlights
       4              Summary; Investment Objective and Policies
       5              Adviser, Sub-Adviser and Distributor; Distribution Plans;
                           Purchase of Shares; Summary; Investment Objective and
                           Policies
       5A             Management's Discussion of Fund Performance (contained in
                           the 1996 Annual Report)
       6              Summary; Shareholder Inquiries; Dividends and
                           Distributions; Federal Income Taxes; Fund Shares
       7              Purchase of Shares; Adviser, Sub-Adviser and Distributor;
                           Exchange of Shares;  Determining the Price of Shares;
                           Dividends and Distributions
       8              Redemption of Shares; Exchange of Shares
       9              (Not Applicable)

                      PART B CAPTION OR PLACEMENT
                      ---------------------------
      10              Cover Page
      11              Table of Contents
      12              (Not Applicable)
      13              Investment Restrictions; Hedging of Foreign Currency
                           Risks; Repurchase Agreements Portfolio Transactions
      14              Directors and Officers
      15              Certain Shareholders of the Fund
      16              Investment Advisory Services; Custodian; Auditors;
                      Determining the Price of Shares; Distribution of Fund
                           Shares
      17              Portfolio Transactions
      18              <F*>
      19              Determining the Price of Shares; Reduction of Class A
                           Sales Charge
      20              <F*>
      21              <F*>
      22              Performance Data
      23              Financial Statements are incorporated by reference
                           from the 1996 Annual Report to Shareholders.

--------------------
<F*>INCLUDED IN PROSPECTUS

                             FORM N-1A
         DAVIS NEW YORK VENTURE FUND, INC. - CLASS Y SHARES


          POST-EFFECTIVE AMENDMENT NO. 54 TO REGISTRATION
       STATEMENT NO. 2-29858 UNDER THE SECURITIES ACT OF 1933
         AND AMENDMENT NO. 29 UNDER THE INVESTMENT COMPANY
        ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-1701.


                      CROSS REFERENCE SHEET
                      ---------------------
    N-1A
    ITEM NO.          PROSPECTUS CAPTION OR PLACEMENT
    --------          -------------------------------
       1              Front Cover
       2              Summary
       3              Financial Highlights
       4              Summary; Investment Objective and Policies
       5              Adviser, Sub-Adviser and Distributor; Purchase of
                           Shares; Summary; Investment Objective and Policies
       5A             Management's Discussion of Fund Performance (contained
                           in the 1996 Annual Report)
       6              Summary; Shareholder Inquiries; Dividends and
                            Distributions; Federal Income Taxes; Fund Shares
       7              Purchase of Shares; Adviser, Sub-Adviser and
                            Distributor; Exchange of Shares;  Determining the
                            Price of Shares; Dividends and Distributions
       8              Redemption of Shares; Exchange of Shares
       9              (Not Applicable)

                      PART B CAPTION OR PLACEMENT
                      --------------------------

      10              Cover Page
      11              Table of Contents
      12              (Not Applicable)
      13              Investment Restrictions; Hedging of Foreign Currency
                            Risks; Repurchase Agreements Portfolio Transactions
      14              Directors and Officers
      15              Certain Shareholders of the Fund
      16              Investment Advisory Services; Custodian; Auditors;
                            Determining the Price of Shares; Distribution of
                            Fund Shares
      17              Portfolio Transactions
      18              <F*>
      19              Determining the Price of Shares; Reduction of Class A
                            Sales Charge
      20              <F*>
      21              <F*>
      22              Performance Data
      23              Financial Statements are incorporated by reference
                            from the 1996 Annual Report to Shareholders.

--------------------
<F*>INCLUDED IN PROSPECTUS

                              TABLE OF CONTENTS

                                                                          PAGE
Summary                                                                     2
Financial Highlights                                                        4
Investment Objective and Policies                                           6
Adviser, Sub-Adviser and Distributor                                        9
Distribution Plans                                                         10
Purchase of Shares                                                         11
Telephone Privilege                                                        16
Exchange of Shares                                                         16
Redemption of Share                                                        17
Determining the Price of Shares                                            19
Dividends and Distributions                                                19
Federal Income Taxes                                                       20
Fund Shares                                                                20
Performance Data                                                           21
Shareholder Inquiries                                                      21

PROSPECTUS                                                      DECEMBER 1, 1997
CLASS A, CLASS B AND CLASS C                           AS REVISED AUGUST 4, 1997


                       DAVIS NEW YORK VENTURE FUND, INC.
                            124 EAST MARCY STREET
                         SANTA FE, NEW MEXICO  87501
                              1-800-279-0279
                          ------------------------

MINIMUM INVESTMENT                         PLANS AVAILABLE

Initial Purchase $1,000                    Individual Retirement Account (IRA)
For Retirement Plans $250                  Prototype Retirement Plans
Subsequent Investment $25                  Exchange Privilege
                                           Automatic Investment Plan
                                           Automatic Withdrawals Plan

      DAVIS NEW YORK VENTURE FUND, INC. (THE "FUND") SEEKS TO
ACHIEVE GROWTH OF CAPITAL.  It invests primarily in common stocks.

      The Fund offers four classes of shares, Class A, B, C and Y, each having different expense levels and sales charges. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares and other circumstances. The Class Y shares, available only to certain qualified institutional investors, are offered through a separate prospectus. For more information about the Class Y shares, see "Purchase of Shares--Alternative Purchase Arrangements."


      This Prospectus concisely sets forth information about the Class A, Class B and Class C shares of the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated December 1, 1996 as revised August 4, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement and other information about the Fund may be obtained without charge by writing to or calling the Fund at the above address or telephone number.


                        ------------------------

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               SUMMARY


      FUND EXPENSES. The following table is intended to assist you in understanding the various costs and expenses that an investor in the Class A, B and C shares of the Fund will bear directly or indirectly. The information is based on the Fund's fiscal period ended January 31, 1997. You can refer to the section "Adviser, Sub-Adviser and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Fund.

Shareholder Transaction Expenses                                        Class A       Class B       Class C
--------------------------------                                        -------       -------       -------
Maximum sales load imposed on purchases                                  4.75%         None          None
Maximum sales load imposed on reinvested dividends                        None         None          None
Deferred sales load (a declining percentage of the
  lesser of the net asset value of the shares
  redeemed or the total cost of such shares)
     Redeemed during first year                                          0.75%<F*>    4.00%         1.00%<F*>
     Redeemed during second or third year                                 None        3.00%          None
     Redeemed during fourth or fifth year                                 None        2.00%          None
     Redeemed during sixth year                                           None        1.00%          None
     Redeemed after sixth year                                            None         None          None
  Exchange Fee                                                            None         None          None

Annual Fund operating expenses (as a percentage of average net assets)
----------------------------------------------------------------------
        Management fees                                                  0.57%        0.57%         0.57%
        12b-1 fees<F**>                                                  0.18%        0.97%         1.00%
        Transfer Agent Fees                                              0.08%        0.09%         0.06%
        Other expenses                                                   0.07%        0.07%         0.07%
                                                                         -----        -----         -----
                Total Fund operating expenses                            0.90%        1.70%         1.70%

<F*>     On certain Class A shares purchased after December 1, 1996 and redeemed during the first year after purchase, there is a 0.75% deferred sales charge.
         On Class C shares redeemed during the first year after purchase, there is a 1%
         deferred sales charge.

<F**>    The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and (except as provided below) redemption at the end of each time period:


                                                      1 year           3 years           5 years          10 years
                                                      ------           -------           -------          --------
Class A                                                $56               $75               $95              $153

Class B                                                $47               $74              $102               N/A
Class B (assuming no redemption at end of period)      $17               $54               $92               N/A

Class C                                                $17               $54               $92              $201
Class C (assuming no redemption at end of period)      $17               $54               $92              $201


THE 5% RATE USED IN THE EXAMPLE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

      THE FUND. Davis New York Venture Fund, Inc. is an open-end, diversified, management investment company incorporated in Maryland in 1968 and registered under the Investment Company Act of 1940.

      The Fund offers four classes of shares, Class A, B, C and Y. Class A shares may be purchased at a price equal to their net asset value per share plus a front-end sales charge imposed at the time of purchase. Purchases of $1 million or more of Class A shares may be purchased at net asset value, but shares purchased after December 1, 1996 are subject to a .75% contingent deferred sales charge ("CDSC") on redemptions made within one year after purchase. Class B shares may be purchased at net asset value, with no front-end sales charge, but are subject to a CDSC on most redemptions made within six years after purchase. Class C shares may also be purchased at net asset value but are subject to a CDSC of 1% on redemptions made within one year after purchase. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Each class of shares pays a Rule 12b-1 distribution fee at an annual rate not to exceed (i) for Class A shares, 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares and (ii) for Class B and C shares, 1.00% of the Fund's aggregate average daily net assets attributable to each such class. The purpose and function of the deferred sales charge, and distribution fees with respect to the Class B and Class C shares is the same as those of the front-end sales charge and distribution services fee with respect to the Class A shares. The Class Y shares, available only to certain qualified institutional investors, are offered through a separate prospectus. For more information about the Class Y shares, see "Purchase of Shares--Alternative Purchase Arrangements".


      Each share of the Fund represents an identical interest in the investment portfolio of the Fund. However, shares differ by class in important respects. For example, Class B shares incur higher distribution services fees and bear certain other expenses and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. Class C shares, like Class B shares, will also have a higher expense ratio and pay correspondingly lower dividends than Class A shares, as a result of higher distribution services fees and certain other expenses. Unlike Class B shares, Class C shares do not have a conversion feature and therefore will always be subject to higher distribution fees and other expenses than Class A shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class A shares, reflecting the daily expense accruals of additional distribution fees and certain other expenses applicable to Class B and C shares. It is expected, however, that the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class A shares, reflecting the daily expense accruals of additional distribution fees and certain other expenses applicable to Class B and Class C shares. The Board of Directors may offer additional classes of shares in the future and may at any time discontinue the offering of any class of shares. See "Purchase of Shares--Alternative Purchase Arrangements".

      INVESTMENT OBJECTIVE. The Fund's investment objective is growth of capital. The Fund invests primarily in common stocks. These securities are subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in foreign securities and attempt to reduce currency fluctuation risks by engaging in related hedging transactions. These transactions involve special risk factors. There is no assurance that the investment objective of the Fund will be achieved. See "Investment Objective and Policies".


      INVESTMENT ADVISER, SUB-ADVISER AND DISTRIBUTOR. Davis Selected Advisers, L.P., (the "Adviser") is the investment adviser for the Fund. Davis Selected Advisers, NY, Inc., a wholly-owned subsidiary of the Adviser, performs certain research and portfolio management services for the Fund under a Sub Advisory Agreement with the Adviser. Davis Distributors, LLC (the "Distributor") serves as the principal underwriter for the Fund. For more information, see "Adviser, Sub-Adviser and Distributor".

      PURCHASES, EXCHANGES AND REDEMPTIONS. Initial and subsequent minimum investments in the Class A, B and C shares may be made in amounts equal to $1,000 and $25, respectively, except that the minimum initial investment for retirement plans is $250. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of
certain other funds managed by the Adviser.   Accounts with a market value of
less than $250 caused by shareholder redemptions are redeemable by the Fund. See "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares". Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. See "Purchase of Shares -- Alternative Purchase Arrangements" for Class Y eligibility requirements.

      SHAREHOLDER SERVICES. Questions regarding the Fund or your account may be directed to Davis Selected Advisers, L.P., at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to State Street Bank & Trust Co., c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406.
During severe market conditions, the Distributor may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Distributor at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 8:00 a.m. and 4:00 p.m. Mountain Time.

                         FINANCIAL HIGHLIGHTS


      The following table provides you with information about the financial history of the Fund's Class A and B shares. The table expresses the information in terms of a single Class A, Class B, or Class C share for the respective periods presented and is supplementary information to the Fund's financial statements which are included in the 1996 Annual Report to Shareholders. Such Report may be obtained by writing or calling the Fund. The Fund's financial statements and financial highlights for the five years ended July 31, 1996 have been audited by the Fund's independent certified public accountants, whose opinion thereon is contained in the Annual Report.

                                  ------------------------------------------  CLASS A  -------------------------------------------
                                  Six Months
                                     ended                                 YEAR ENDED JULY 31,
                                    1/31/97     ----------------------------------------------------------------------------------
                                  (Unaudited)    1996     1995    1994    1993    1992    1991    1990    1989     1988     1987
                                  -----------    ----     ----    ----    ----    ----    ----    ----    ----     ----     ----
Net Asset Value,
    Beginning of
    Period                          $15.24      $14.56   $12.04  $12.08  $10.70  $ 9.85  $ 9.39   $ 9.72  $ 8.07   $10.88   $10.41
                                    ------      ------   ------  ------  ------  ------  ------   ------  ------   ------   ------

Income From Investment Operations
---------------------------------

   Net Investment
       Income                          .09         .20      .14     .16     .10     .14     .16      .36     .21      .19      .15

      Net Gains on Securities
        (both realized and
        unrealized)                   4.14        1.64     2.95     .54    1.98    1.57    1.02      .38    2.22     (.64)    2.10
                                    ------      ------   ------  ------  ------  ------  ------   ------  ------   ------   ------
        Total from
          Investment
          Operations                  4.23        1.84     3.09     .70    2.08    1.71    1.18      .74    2.43     (.45)    2.25

Less Distributions
------------------

      Dividends (from net
        investment income)            (.18)       (.15)    (.12)   (.16)   (.10)   (.21)   (.18)    (.37)   (.22)    (.22)    (.10)

      Distributions
        from Realized Capital
        Gains                         (.70)      (1.01)    (.45)   (.58)   (.59)   (.55)   (.50)    (.70)   (.34)   (1.66)   (1.68)

      Distributions
        from Paid In Capital            --          --       --      --    (.01)   (.10)   (.04)      --    (.22)    (.48)      --
                                    ------      ------   ------  ------  ------  ------  ------   ------  ------   ------   ------
         Total Distributions          (.88)      (1.16)    (.57)   (.74)   (.70)   (.86)   (.72)   (1.07)   (.78)   (2.36)   (1.78)
                                    ------      ------   ------  ------  ------  ------  ------   ------  ------   ------   ------

Net Asset Value,
      End of Period                 $18.59      $15.24   $14.56  $12.04  $12.08  $10.70  $ 9.85   $ 9.39  $ 9.72   $ 8.07   $10.88
                                    ======      ======   ======  ======  ======  ======  ======   ======  ======   ======   ======

Total Return<F1>                     28.07%      13.04%   27.21%   5.99%  20.20%  18.62%  14.29%    8.12%  33.44%   (3.30)%  25.22%


Ratios/Supplemental Data
------------------------

      Net Assets, end of Period      2,928       2,151    1,595   1,077     739     494     421      345     319      168      232
         (000,000 omitted)


      Ratio of Expenses
         to Average Net Assets         .90%<F*>    .87%     .90%    .87%    .89%    .91%    .97%     .97%    .97%    1.01%     .93%

      Ratio of Net Income
         to Average Net Assets         .98%<F*>   1.30%    1.11%   1.19%    .85%   1.36%   1.84%    3.78%   2.45%    2.42%   1.48%

      Portfolio Turnover Rate           11%         19%      15%     13%     24%     26%     52%      47%     58%      38%     55%

      Average Commission Rate
           per Share                $.0600          --       --      --      --      --      --       --      --       --      --

<F1>Sales charges are not reflected in calculation.
<F*>Annualized


                                    5


                                                               CLASS B                                   CLASS C
                                              -----------------------------------------   ----------------------------------------
                                                                       DECEMBER 1, 1994                          DECEMBER 20, 1994
                                              SIX MONTHS                (COMMENCEMENT     SIX MONTHS               (COMMENCEMENT
                                                 ENDED       YEAR       OF OPERATIONS)       ENDED        YEAR     OF OPERATIONS)
                                                1/31/97      ENDED         THROUGH          1/31/97       ENDED       THROUGH
                                              (UNAUDITED)   7/31/96        7/31/95        (UNAUDITED)    7/31/96      7/31/95
                                              -----------   -------        -------        -----------    -------      -------

Net Asset Value, Beginning of Period           $ 15.08      $ 14.43       $ 10.88           $ 15.12      $ 14.47     $ 11.16
                                               -------      -------       -------           -------      -------     -------

Income From Investment Operations
---------------------------------

   Net Investment Income                           .01          .04          (.01)              .01          .04        (.01)

   Net Gains on Securities

      (both realized and unrealized)              4.10         1.62          3.56              4.12         1.62        3.32
                                               -------      -------       -------           -------      -------     -------

      Total From Investment Operations            4.11         1.66          3.55              4.13         1.66        3.31

Less Distributions
------------------

   Dividends (from net investment income)         (.04)          --            --              (.04)          --          --

   Distributions From Realized Capital Gains      (.70)       (1.01)           --              (.70)       (1.01)         --
                                               -------      -------       -------           -------      -------     -------

      Total Distributions                         (.74)       (1.01)           --              (.74)       (1.01)         --
                                               -------      -------       -------           -------      -------     -------


Net Asset Value, End of Period                 $ 18.45      $ 15.08       $ 14.43           $ 18.51      $ 15.12     $ 14.47
                                               =======      =======       =======           =======      =======     =======


Total Return<F1>                                 27.51%       11.81%        26.07%<F*>        27.57%       11.78%      26.42%<F*>
----------------

Ratios/Supplemental Data
------------------------

   Net Assets, End of Period (000 omitted)     584,067      288,835        39,857           275,823      117,255      11,729

   Ratio of Expenses to Average Net Assets        1.70%<F*>    1.73%         1.78%<F*>         1.70%<F*>    1.73%       1.78%<F*>

   Ratio of Net Income to Average Net Assets       .17%<F*>     .44%          .23%<F*>          .17%<F*>     .44%        .23%<F*>

   Portfolio Turnover Rate                          11%          19%           15%               11%          19%         15%

   Average Commission Rate Per Share            $.0600           --            --            $.0600           --          --

<F1> Contigent deferred sales charges are not reflected in calculation
<F*> Annualized

                   INVESTMENT OBJECTIVE AND POLICIES

      GENERAL. The Fund's investment objective is growth of capital. There is no assurance that such objective will be achieved. The Fund ordinarily invests in securities which the Adviser or Sub-Adviser believes have above-average appreciation potential. Usually these securities are common stocks. Income is not a significant factor in selecting the Fund's investments.

      Generally, the Fund invests predominantly in equity securities of companies with market capitalizations of at least $250 million. It also will invest in issues with smaller capitalizations. Special risks associated with investing in small cap issuers relative to larger cap issuers include high volatility of valuations and less liquidity. Investments will consist of issues which the Adviser or Sub-Adviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects.


      An investment in the Fund may not constitute a complete investment program and may not be appropriate for all investors or for short-term investing.


      FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers or securities which are principally traded in foreign markets
("foreign securities"). Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") covering such securities, and through U.S. registered investment companies investing primarily in foreign securities. The Fund, however, may not invest in the securities of other investment companies if more than 10% of the Fund's total assets would then be invested in such companies. Other registered investment companies usually have their own management costs or fees and the Adviser will also earn its regular fee on Fund assets invested in such other companies. When the Fund is invested in foreign securities, the operating expenses of the Fund are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the management, custodial and certain other expenses are expected to be higher.

      Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less publicly available information about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion, and other relevant indicators.

      To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized, that is, entering into a hedge transaction in respect to a different foreign currency than the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the Fund will not engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of its total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's or the Sub-Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge, the Fund is required to set aside cash or high grade liquid securities to fully secure the obligation.

      TEMPORARY DEFENSIVE INVESTMENTS. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

      The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days, and may make repurchase agreement transactions through a joint account with other funds which have the same investment adviser. A repurchase agreement, as referred to herein, involves a sale of securities to the Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

      BORROWING. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of
borrowing.   The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

      PORTFOLIO TRANSACTIONS. The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. It is the Fund's policy to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objective, the Fund may trade to some degree in securities for the short term if the Adviser or Sub-Adviser believes that the growth potential of a security no longer exists, considers that other securities have more growth potential, or otherwise believes that such trading is advisable. Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. Portfolio turnover rates are set forth in "Financial Highlights".

      FUNDAMENTAL POLICIES. The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information. These restrictions and the Fund's investment objective are fundamental policies and may not be changed unless authorized by a vote of the shareholders. All other policies are non-fundamental and may be changed without shareholder approval. Except for the restriction with respect to illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

                ADVISER, SUB-ADVISER AND DISTRIBUTOR


      Subject to the direction and supervision of the Fund's Board of Directors, the Fund's affairs are managed by Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, New Mexico 87501. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. The Adviser manages the Fund's investment and business operations. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc., ("DSA-NY" or the "Sub-Adviser") a wholly-owned subsidiary of the Adviser, performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with
the Adviser.    The Adviser also acts as investment adviser for Davis High
Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively, the "Selected Funds"). The Distributor acts as the principal underwriter for the Davis and Selected Funds.

      The Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on the next $2.5 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% the next $1 billion; and 0.50% of average net assets in excess of $7 billion. This fee is higher than that of most other mutual funds but is not necessarily higher than that paid by funds with a similar objective. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operation. All the fees paid to DSA-NY are paid by the Adviser and not the Fund.


      Christopher C. Davis is the portfolio manager for the Fund and other equity funds managed by the Adviser. He was co-portfolio manager of the Fund, with Shelby M.C. Davis, from October 1, 1995 until February 19, 1997.

Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as an assistant portfolio manager and research analyst beginning in September, 1989.


      Shelby M.C. Davis is Chief Investment Officer of the Adviser. As Chief Investment Officer, he is active in providing investment themes, strategies
and individual stock selections to the Fund.   He was the Fund's primary
portfolio manager from its inception in 1969 until February 19, 1997. He is a an officer of all investment companies managed by the Adviser and was the portfolio manager of a growth and income fund managed by the Adviser from May 1, 1993 until February 19, 1997. He has been a director of the Adviser's general partner since 1969.

      The Distributor is reimbursed by the Fund for some of its distribution expenses through Distribution Plans which have been adopted with respect to the Class A, Class B and Class C shares and approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. See "Distribution Plans" below for more details.


                            DISTRIBUTION PLANS

      The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares.


      Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares.
Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Fund shares, servicing shareholders and maintaining shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains. See "Purchase of Shares."

      Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. Up to 0.75% of the average daily net assets is used to pay the Distributor a 4% commission on new sales of Class B Shares. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Fund with respect to sales by the Distributor to officers, directors and full-time employees of the Fund, the Distributor or the Adviser's General Partner. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of shareholder accounts.

      If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Fund who are not interested persons of the Distributor or the Fund and have no direct or indirect financial interest in the Class B Distribution Plan (the "Independent Directors"). If the Class B Distribution Plan is terminated, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess
amounts.   As of March 31, 1997, the Distributor paid $17,403,490 in
commissions for which the Distributor had not yet received reimbursement.


      Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of an initial commission and service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of shareholder accounts.


      In addition, to the extent that any investment advisory fees paid by the Fund may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Plans authorize the payment of such fees.


      Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of the respective class. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.


      As described above, dealers or others will receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of dealer meetings. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

      In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.


      Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                            PURCHASE OF SHARES

      GENERAL. You can purchase Class A, Class B or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor.


      There are three ways to make an initial investment in the Fund. One way is to fill out the Application Form included in this Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. All purchases made by check should be in U.S. dollars (minimum $1,000, except $250 for retirement plans) and made payable to THE DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE
ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


      Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.


      The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:


                     State Street Bank and Trust Company,
                     Boston, MA  02210
                     Attn.: Mutual Fund Services
                     DAVIS NEW YORK VENTURE FUND, INC.
                     Shareholder Name,
                     Shareholder Account Number,
                     Federal Routing Number 011000028,
                     DDA Number 9904-606-2


      After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to State Street.

      The Fund does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawal Plan. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by State Street. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction and any other transactions you had during the current year.

      ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Class Y shares are offered through a separate prospectus to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. For more information about the Class Y shares, call the Fund at 1-800-279-0279.


      Depending on the amount of the purchase and the anticipated length of time of investment, investors may choose to purchase one class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Fund will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value. See also "Distribution Plans" for more information.


      Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

      CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table.


                                                                                                      Customary
                                            Sales Charge                    Charge as             Concession to Your
                                            as Percentage             Approximate Percentage     Dealer as Percentage
Amount of Purchase                        of Offering Price            of Amount Invested          of Offering Price
------------------                        -----------------           ----------------------     --------------------
$99,999 or less                                 4-3/4%                        5.0%                           4%
$100,000 to $249,999                            3-1/2%                        3.6%                           3%
$250,000 to $499,999                            2-1/2%                        2.6%                           2%
$500,000 to $749,999                                2%                        2.0%                       1-3/4%
$750,000 to $999,999                                1%                        1.0%                    3/4 of 1%
$1,000,000 or more                                  0%                        0.0%                           0%<F*>

<F*>  On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% may be imposed if shares purchased after December 1, 1996 are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

                    Purchase Amount                                  Commission
                    ---------------                                  ----------
                 First      $3,000,000                                  .75%
                 Next       $2,000,000                                  .50%
                 Over       $5,000,000                                  .25%

Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Fund and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

      There are a number of ways to reduce the sales charge on the purchase of

Class A shares, as set forth below.

      (i) Family Purchases: Purchases made by an individual, such individual's spouse and children under 21 are combined and treated as a purchase of a single person.

      (ii) Group Purchases: The purchases of an organized group, whether or not incorporated, are combined and treated as the purchase of a single person. The organization must have been organized for a purpose other than to purchase shares of mutual funds.

      (iii) Purchases for Employee Benefit Plans: Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

      (iv) Purchases under a Statement of Intention: By executing the "Statement of Intention" included in the Application Form at the back of the Prospectus, purchases of Class A shares of $100,000 or more made over a 13-month period may be made at the applicable price for the aggregate shares actually purchased during the period. Please see "Terms and Conditions" at the back of this prospectus.

      (v) Rights of Accumulation: If you notify your dealer or the Distributor, you may include the Class A shares you already own (valued at maximum offering price) in calculating the price applicable to your current purchase.

      (vi) Combined Purchases with other Davis Funds: Purchases of Class A shares of the Fund may be combined with your purchases of Class A shares of other Davis Funds, including Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis International Series, Inc. and all funds offered by Davis Series, Inc. (other than Davis Government Money Market Fund), separately or under combined Statements of Intention or rights of accumulation to determine the price applicable to your purchases of Class A shares of the Fund.


      (vii)  Sales at Net Asset Value:  The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions (see "Dividends and Distributions"); (2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser or Distributor including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

      CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. With certain exceptions described below, the Fund imposes a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired upon exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase, and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class' average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

      Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under the Funds' private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets as described in the Statement of Additional Information.

      CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

      The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After
Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

      CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or
(ii) the original cost of such shares. No contingent deferred sales charge is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

      The contingent deferred sales charge (CDSC) on Class A, B, and C Shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Advisers or Distributor including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (f) on redemptions pursuant to the right of the Fund to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount; (g) certain other exceptions related to defined contribution plans as described in the Statement of Additional Information.

      PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model

403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Funds for corporations and self-employed individuals and prototype Individual Retirement Account ("IRA") plans and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Fund and other Davis Funds as their investment vehicle. State Street acts as custodian or trustee for the plans and charges the participant $10 to establish each account and an annual maintenance fee of $10 per account (up to a maximum of $20 per social security number). Such fees will be redeemed automatically at year end from your account, unless you elect to pay the fee directly.


      AUTOMATIC INVESTMENT PLAN. Shareholders may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to the shareholder's bank account of a specific amount (minimum $25) each month which will be used to purchase Fund shares. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 3rd and 28th day of each month. After each automatic investment, the shareholder will receive a transaction confirmation and the debit should be reflected on the shareholder's next bank statement. The plan may be terminated at any time by the shareholder. If you desire to utilize this plan, you may use the appropriate designation on the Application Form.

      DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements set forth below. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value of at least $250 and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                        TELEPHONE PRIVILEGE

      Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE FUND SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may have difficulty in accepting telephone requests, in which case you should contact us by mail. See "Exchange of Shares - By Telephone", "Redemption of Shares - By Telephone" and "Redemption of Shares - Expedited Redemption Privilege".

                          EXCHANGE OF SHARES


      GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt and corporate bond funds, and a money market fund. However, the Fund is intended as a long-term investment and is not intended for short-term trades. Shares of a particular class of the Fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B and Class C shares. The shares to be received upon exchange must be legally available for sale in your state. The net asset value of the initial shares being acquired must be at least $1,000 unless such exchange is under the Automatic Exchange Program described below.

      Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a

CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee, to which any Class B or Class C shares are subject at the time of exchange will continue to apply to any shares acquired upon exchange.


      Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

      AUTOMATIC EXCHANGE PROGRAM. The Fund also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Davis Fund's applicable offering price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

      An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same fund is not a taxable event.


      The number of times a shareholder may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a fund during a twelve month period are not permitted without the prior written approval of the Distributor. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 or more days' notice.


      BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

                        REDEMPTION OF SHARES


      GENERAL. You can redeem, or sell back to the Fund, all or part of your shares at any time at net asset value less any applicable sales charges or redemption fees. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

      Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

      If shares to be redeemed are represented by a certificate, the certificate, signed by the owner or owners, must be sent to State Street with the request.


      For the protection of all shareholders, the Fund also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. A signature guarantee is also required in the event that any modification to the Fund's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.


      Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any such redemption delay by paying for your shares with a certified or cashier's check or by bank wire or federal funds.

      Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide that conditions exist making cash payments undesirable, although the Board has never reached such a decision.
If the Board should decide to make payment in other than cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.


      Your shares may also be redeemed through participating brokers or dealers. The Distributor may repurchase shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Any broker dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

      EXPEDITED REDEMPTION PRIVILEGE. Investors with accounts other than prototype retirement plans and IRAs may designate on the Expedited Redemption Privilege Form (included in this prospectus), an account with any commercial bank and have the cash proceeds from the redemption sent, by either wire or electronically through the Automated Clearing House system ("ACH"), to a pre-designated bank account. State Street will accept instructions to redeem shares and make payment to a pre-designated commercial bank account by
(a) written request signed by the registered shareholder, (b) telephone request by any Qualified Dealer to Davis Distributors, LLC (1-800-279-0279), and (c) by facsimile request by the shareholder to State Street. At the time of redemption, the shareholder must request that federal funds be wired or transferred by ACH to the bank account designated on the application. The redemption proceeds under this procedure may not be directed to a savings bank, savings and loan or credit union account except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System. The Distributor, in its discretion, may limit the amount that may be redeemed by a shareholder in any day under the Expedited Redemption Privilege to $25,000. There is a $5 charge by State Street for wire service, and receiving banks may also charge for this service. Payment by ACH will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call. The Expedited Redemption Privilege may be terminated, modified or suspended by the Fund at any time. See "Telephone Privilege".


      The name of the registered shareholder and corresponding Fund account number must be supplied. The Expedited Redemption Privilege Form provides for the appropriate information concerning the commercial bank and account number. Changes in ownership, account number (including the identity of your bank) or authorized signatories of the pre-designated account may be made by written notice to State Street with your signature, and those of new owners or signers on the account, guaranteed by a commercial bank or trust company. Additional documentation may be required to change the designated account when shares are held by a corporation, partnership, executor, administrator, trustee or guardian.

      BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

            The check can only be issued for up to $25,000;
            The check can only be issued to the registered owner (who must be an individual);
            The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.


      AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. Shares are redeemed so that you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds, will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program using Class B or Class C shares, any applicable contingent deferred sales charges will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. Your Automatic Withdrawals Plan may be terminated by you at any time without charge or penalty. The Fund reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Call or write the Fund if you want further information on the Automatic Withdrawals Plan.


      INVOLUNTARY REDEMPTIONS. To relieve the Fund of the cost of maintaining uneconomical accounts, the Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Fund will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

      SUBSEQUENT REPURCHASES. After some of or all your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of the Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any CDSC assessed on Class B or Class C shares will be returned to the account. Class B or Class C shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and conversion period. This can be done by sending the Fund or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 30 days after the redemption or repurchase. You can only use this privilege once.

                   DETERMINING THE PRICE OF SHARES


      The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total number of outstanding shares of each class. Valuation of the Fund's portfolio securities is based upon their market value. Securities traded on a national securities exchange are valued at the last published sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value.


      The net asset value per share is determined as of the earlier of the close of the exchange or 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. If the purchase order or redemption request is placed with your dealer, then the applicable price is normally computed as of 4:00 p.m. Eastern Time on the day the dealer receives the order, provided that the dealer receives the order before 4:00 p.m. Eastern Time. Otherwise, the applicable price is the next determined net asset value. It is the responsibility of your dealer to promptly forward purchase and redemptions orders to the Distributor. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."


                    DIVIDENDS AND DISTRIBUTIONS


      There are two sources for the payments made to you by the Fund. The first is net investment income and the second source is realized capital gains. You will receive quarterly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. Because Class B and Class C shares incur higher distribution services fees and bear certain other expenses, such shares will have higher expense ratios and will pay correspondingly lower dividends than Class A shares. For tax purposes, information concerning distributions will be mailed annually to shareholders.


      Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and short-term and long-term capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date. For the protection of the shareholder, upon receipt of the second dividend check which has been returned to the State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

                         FEDERAL INCOME TAXES

      This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on an investment in the Fund.

      The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed, except in respect to realization of the "built-in gains" as described below. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

      Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains (other than the built-in gains as discussed below) will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared.

      On October 12, 1990, the Fund acquired by merger the investment portfolio of Mulford Securities Corp., a private investment company which, on the date of the merger, owned securities with a fair market value in excess of their cost ("Mulford built-in gains"). For a period of ten years after the merger, to the extent that the Fund realizes any net Mulford built-in gains in any year, the Fund will incur a capital gains tax and will distribute to shareholders only the excess of the amount of the net gains realized over the amount of the tax. Such distributions will be taxable as ordinary income. (The Fund will be reimbursed for the tax it pays through an escrow established for this purpose under the terms of the merger.)

      A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such period, then such loss is treated as a long-term capital loss to the extent of such capital gain distribution.

                                 FUND SHARES

      Shares issued by the Fund are currently divided into four classes, Class A, Class B, Class C and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and
(iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Fund at 1-800-279-0279 to obtain the Class Y prospectus.

                           PERFORMANCE DATA


      From time to time, the Fund may advertise information regarding its performance. Such information may consist of "total return" and "average annual total return" and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

      "Average annual total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

      "Total return" refers to the Fund's compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment. Total return is not annualized. In the event the Fund advertises its total return or average annual total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total and average annual total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses. In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time.

      The Fund may also quote average annual total return on net asset value. Such data will be calculated substantially as described above except that sales charges will not be deducted.


      In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

      The Fund's 1996 Annual Report contains additional performance information and will be made available upon request and without charge.

                          SHAREHOLDER INQUIRIES


      Shareholder inquiries should be directed to Davis Distributors, LLC, by writing to State Street Bank and Trust Company, c/o the Davis Funds, P.O. Box 8406, Boston, MA 02266-8406 or calling (800) 279-0279. Davis Direct Access is the Davis Funds' automated telephone system that enables shareholders to perform a number of account transactions automatically by using a touch-tone phone. Shareholders may obtain Fund and account specific information and make purchases, exchanges and redemptions.

                                 NOTES

TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION  (CLASS A SHARES ONLY)

TERMS OF ESCROW:


1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.


2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.


3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.


4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.


5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                     EXPEDITED REDEMPTION PRIVILEGE

[ ]    If you wish the Expedited Redemption Privilege please check the box to the left and complete the following information.


I (we) hereby authorize State Street Bank and Trust Company, Davis Selected Advisers, L.P., Davis Distributors, LLC, and/or the Davis Funds to act upon instructions received by telephone or telegraph, believed by them to be genuine, and to redeem shares in my (our) account in any of the Davis Funds and to wire the proceeds of such redemption to the predesignated bank listed below. I (we) hereby agree that neither State Street Bank and Trust Company, nor Davis Selected Advisers, L.P., nor Davis Distributors, LLC, nor the Davis Funds nor any of their officers or employees, will be liable for any loss, liability, cost or expense for acting upon such instructions.



--------------------------------------    ------------------------------------
      Signature of Shareholder                Signature of Co-Shareholder



-------------------------------------     ------------------------------------
      Name of Commercial Bank                 (Title of Account at Bank)



------------------------------------      ------------------------------------
           (Street)                             (Account Number at Bank)



------------------------------------      ------------------------------------
 (City)      (State)      (Zip)               (ABA/Transit Routing Number)

                                  NOTES

                                  NOTES

PROSPECTUS                                                December 1, 1996

Class Y Shares                                   as revised August 4, 1997


                   Davis New York Venture Fund, Inc.
                        124 East Marcy Street
                    Santa Fe, New Mexico  87501
                         1-800-279-0279
                   ---------------------------------

Minimum Investment                           Plans Available
Initial Purchase $5,000,000                  Exchange Privilege
Wrap Fee Program Minimum

      Investment subject to
      Sponsor's Minimums



      Davis New York Venture Fund, Inc. (the "Fund") seeks to achieve growth of capital. It invests primarily in common stocks.

      The Fund offers four classes of shares, Class A, B, C and Y, each having different expense levels and sales charges. This Prospectus provides information regarding the Class Y shares offered by the Fund. Class Y shares are offered only to certain qualified purchasers, as described in this Prospectus. Class A, Class B and Class C shares are offered under a separate prospectus.



      This Prospectus concisely sets forth information about the Class Y shares of the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated December 1, 1996 as revised August 4, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement and other information about the Fund may be obtained without charge by writing to or calling the Fund at the above address or telephone number.



                      -----------------------------



Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 SUMMARY

      Fund Expenses. The following table is intended to assist you in understanding the various costs and expenses that an investor in the Class Y shares of the Fund will bear directly or indirectly. You can refer to the section "Adviser, Sub-Adviser and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Fund.

Shareholder Transaction Expenses                                  Class Y
--------------------------------                                  -------
Maximum sales load imposed on purchases                           None
Maximum sales load imposed on reinvested dividends                None
Deferred sales load (a declining percentage of the
      lesser of the net asset value of the shares
      redeemed or the total cost of such shares)
      Redeemed during first year                                  None
      Redeemed during second or third year                        None
      Redeemed during fourth or fifth year                        None
      Redeemed during sixth year                                  None
      Redeemed after sixth year                                   None
      Exchange Fee                                                None

Annual Fund operating expenses (as a percentage of average net assets)
----------------------------------------------------------------------
      Management fees                                             0.57%
      12b-1 fees                                                  0.00%
      Other expenses                                              0.06%
      Total Fund operating expenses                               0.63%

Example:

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                1 year            3 years           5 years           10 years
                ------            -------           -------           --------
Class Y           $6                $20               $35               $79

      The 5% rate used in the example is only for illustration and is not intended to be indicative of the future performance of the Fund, which may be more or less than the assumed rate. Future expenses may be more or less than those shown.

      The Fund. Davis New York Venture Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1968 and registered under the Investment Company Act of 1940.


      The Fund offers four classes of shares. Class A, B and C shares are sold through a separate Prospectus. Class Y shares are offered through this Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other fee based program, sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors").

      Investment Objective. The Fund's investment objective is growth of capital. The Fund invests primarily in common stocks. These securities are subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in foreign securities and attempt to reduce currency fluctuation risks by engaging in related hedging transactions. These transactions involve special risk factors. There is no assurance that the investment objective of the Fund will be achieved. See "Investment Objective and Policies".


      Investment Adviser, Sub-Adviser and Distributor. Davis Selected Advisers, L.P., (the "Adviser") is the investment adviser for the Fund.
Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the principal underwriter for the Fund. Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary of the Adviser, performs certain research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. See "Adviser, Sub-Adviser and Distributor".

      Purchases, Exchanges and Redemptions. Class Y shares are sold at net asset value without a sales charge. The initial minimum investment for Institutions and Government Entities is $5,000,000. The initial minimum investment for Wrap Program Investors is set by the sponsor of the program. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of certain other funds managed by the Adviser. See "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares".

      Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund.

      Shareholder Services. Questions regarding the Fund or your account may be directed to Davis Distributor, LLC at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to State Street Bank and Trust Co., c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. During severe market conditions, the Distributor may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Distributor at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 8:00 a.m. and 4:00 p.m. Mountain Time.

FINANCIAL HIGHLIGHTS


      The following financial highlights are derived from the financial statements of the Fund and have been audited by Tait, Weller and Baker, independent auditors. The table expresses the information in terms of a single Class A share for the respective periods presented and is supplementary information to the Fund's financial statements which are included in the 1996 Annual Report to Shareholders. Such Reports may be obtained by writing or calling the Fund. The Fund's financial statements and financial highlights for the five years ended July 31, 1996 have been audited by the Fund's independent certified public accountants, whose opinion thereon is contained in the Annual Report.

Class Y
                                                 October 2, 1996
                                                (Commencement of
                                                  operations)
                                                    through
                                                January 31, 1997
                                                  (Unaudited)
Net Asset Value, Beginning of Period               $ 16.66
                                                   -------
Income From Investment Operations
---------------------------------

   Net Investment  Income                              .07

   Net Gains or Losses on Securities (both
     realized and unrealized)                         2.76
                                                   -------

   Total From Investment Operations                   2.83

Less Distributions
------------------

   Dividends from  net investment income              (.06)

   Distributions From Realized Capital Gains          (.70)
                                                   -------


   Total Distributions                                (.76)
                                                   -------

Net Asset Value, End of Period                     $ 18.73

Total Return                                         17.23%
------------

Ratios/Supplemental Data
------------------------

   Net Assets, End of Period (000 omitted)         107,488

   Ratio of Expenses to Average Net Assets             .63<F*>

   Ratio of Net Income to Average Net Assets          1.16%<F*>

   Portfolio Turnover Rate                              11%

   Average Commission Rate Per Share                $.0600

<F*>  Annualized

 INVESTMENT OBJECTIVE AND POLICIES

      General. The Fund's investment objective is growth of capital. There is no assurance that such objective will be achieved. The Fund ordinarily invests in securities which the Adviser or Sub-Adviser believes have above-average appreciation potential. Usually these securities are common stocks. Income is not a significant factor in selecting the Fund's investments.

      Generally, the Fund invests predominantly in equity securities of companies with market capitalizations of at least $250 million. It also will invest in issues with smaller capitalizations. Special risks associated with investing in small cap issuers relative to larger cap issuers include high volatility of valuations and less liquidity. Investments will consist of issues which the Adviser or Sub-Adviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects.

      Foreign Investments. The Fund may invest in securities of foreign issuers or securities which are principally traded in foreign markets ("foreign securities"). Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") covering such securities, and through U.S. registered investment companies investing primarily in foreign securities. The Fund, however, may not invest in the securities of other investment companies if more than 10% of the Fund's total assets would then be invested in such companies. Other registered investment companies usually have their own management costs or fees and the Adviser will also earn its regular fee on Fund assets invested in such other companies. When the Fund is invested in foreign securities, the operating expenses of the Fund are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the management, custodial and certain other expenses are expected to be higher.

      Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less publicly available information about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion, and other relevant indicators.


      To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized, that is, entering into a hedge transaction in respect to a different foreign currency than the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the Fund will not engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of its total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's or the Sub-Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge, the Fund is required to set aside cash or high grade liquid securities to fully secure the obligation.


      Temporary Defensive Investments. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements.


      Restricted and Illiquid Securities. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.


      The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      Repurchase Agreements. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days, and may make repurchase agreement transactions through a joint account with other funds which have the same investment adviser. A repurchase agreement, as referred to herein, involves a sale of securities to the Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

      Borrowing. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of
borrowing.   The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

      Portfolio Transactions. The Adviser and the Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. It is the Fund's policy to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objective, the Fund may trade to some degree in securities for the short term if the Adviser or Sub-Adviser believes that the growth potential of a security no longer exists, considers that other securities have more growth potential, or otherwise believes that such trading is advisable. Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. Portfolio turnover rates are set forth in "Financial Highlights".

      Fundamental Policies. The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information. These restrictions and the Fund's investment objective are fundamental policies and may not be changed unless authorized by a vote of the shareholders. All other policies are non-fundamental and may be changed without shareholder approval. Except for the restriction with respect to illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

ADVISER, SUB-ADVISER AND DISTRIBUTOR


      Subject to the direction and supervision of the Fund's Board of Directors, the Fund's affairs are managed by Davis Selected Advisers, L.P., 124 East Marcy Street,

Santa Fe, New Mexico 87501. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the Fund's investment and business operations. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary of the Adviser, performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively, the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis and Selected Funds.

      The Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on the next $2.5 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% the next $1 billion; and 0.50% of average net assets in excess of $7 billion. This fee is higher than that of most other mutual funds but is not necessarily higher than that paid by funds with a similar objective. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws. Under the Sub-Advisory Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.


      Christopher C. Davis is the portfolio manager for the Fund and other equity funds managed by the Adviser. He was co-portfolio manager of the Fund, with Shelby M.C. Davis, from October 1, 1995 until February 19, 1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as an assistant portfolio manager and research analyst beginning in September, 1989.


      Shelby M.C. Davis is Chief Investment Officer of the Adviser. As Chief Investment Officer, he is active in providing investment themes, strategies
and individual stock selections to the Fund.   He was the Fund's primary
portfolio manager from its inception in 1969 until February 19, 1997. He is an officer of all investment companies managed by the Adviser and was the portfolio manager of a growth and income fund managed by the Adviser from May 1, 1993 until February 19, 1997. He has been a director of the Adviser's general partner Since 1969.

      The Distributor, is reimbursed by the Fund for some of its distribution expenses through Distribution Plans which have been adopted with respect to Class A, Class B and Class C shares and approved by the Fund's Board of Directors and the shareholders of such classes in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Class Y shares are not subject to Rule 12b-1 fees.


PURCHASE OF SHARES


      General. Class Y shares are offered through this Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Selected Advisers, L.P.

      Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.


      Purchase by Bank Wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the institutional shareholder or wrap program sponsor should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. To assure proper credit, the wire instructions should be made as follows:

                        State Street Bank and Trust Company,
                        Boston, MA  02210
                        Attn.: Mutual Fund Services
                        DAVIS NEW YORK VENTURE FUND, INC.
                        Shareholder Name,
                        Shareholder Account Number,
                        Federal Routing Number 011000028,
                        DDA Number 9904-606-2

      You may make additional investments by wire or you may simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to State Street.

      The Fund does not issue certificates for Class Y shares. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction and any other transactions you had during the current year.

TELEPHONE PRIVILEGE

      Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may have difficulty in accepting telephone requests, in which case you should contact us by mail. See "Exchange of Shares - By Telephone", "Redemption of Shares - By Telephone" and "Redemption of Shares - Expedited Redemption Privilege".

EXCHANGE OF SHARES

      General. You may exchange Class Y shares of the Fund for Class Y shares of the other Davis Funds. The Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt and corporate bond funds, and a money market fund. However, the Fund is intended as a long-term investment and is not intended for short-term trades. The net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund.

      Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

      An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

      The number of times a shareholder may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Adviser. Currently, more than three exchanges out of a fund during a twelve month period are not permitted without the prior written approval of the Adviser. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 or more days' notice.

      By Telephone. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.


REDEMPTION OF SHARES

      General. You can redeem, or sell back to the Fund, all or part of your shares at any time. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are registered.

      Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

      For the protection of all shareholders, the Fund also requires that signatures appearing on a stock power or redemption request where the proceeds would be more than $50,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. A signature guarantee is also required in the event that any modification to the Fund's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption.
The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.


      Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any such redemption delay by paying for your shares with a certified or cashier's check or by bank wire or federal funds.


      Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide that conditions exist making cash payments undesirable, although the Board has never reached such a decision. If the Board should decide to make payment in other than cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

      Your shares may also be redeemed through participating brokers or dealers. The Distributor may repurchase shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Any dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.


DETERMINING THE PRICE OF SHARES

      The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total number of outstanding shares of each class. Valuation of the Fund's portfolio securities is based upon their market value. Securities traded on a national securities exchange are valued at the last published sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by, or at the direction of, the Board of Directors .

      The net asset value per share is determined as of the earlier of the close of the exchange or 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. If the purchase order or redemption request is placed with your dealer, then the applicable price is normally computed as of 4:00 p.m. Eastern Time on the day the dealer receives the order, provided that the dealer receives the order before 4:00 p.m. Eastern Time. Otherwise, the applicable price is the next determined net asset value. It is the responsibility of your dealer to promptly forward purchase and redemptions orders to the Distributor. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

      There are two sources for the payments made to you by the Fund. The first is net investment income and the second source is realized capital gains. Distributions are made at least annually. You will receive quarterly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. For tax purposes, information concerning distributions will be mailed annually to shareholders.

      Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and short-term and long-term capital gain distributions reinvested. The reinvestment of dividends and distributions is made at net asset value on the payment date. Upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

FEDERAL INCOME TAXES

      This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on an investment in the Fund.

      The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed, except in respect to realization of the "built-in gains" as described below. If for any calendar year the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

      Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains (other than the built-in gains as discussed below) will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared.

      On October 12, 1990, the Fund acquired by merger the investment portfolio of Mulford Securities Corp., a private investment company which, on the date of the merger, owned securities with a fair market value in excess of their cost ("Mulford built-in gains"). For a period of ten years after the merger, to the extent that the Fund realizes any net Mulford built-in gains in any year, the Fund will incur a capital gains tax and will distribute to shareholders only the excess of the amount of the net gains realized over the amount of the tax. Such distributions will be taxable as ordinary income. (The Fund will be reimbursed for the tax it pays through an escrow established for this purpose under the terms of the merger.)

      A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such period, then such loss is treated as a long-term capital loss to the extent of such capital gain distribution.

FUND SHARES


      Shares issued by the Fund are currently divided into four classes, Class A, Class B, Class C and Class Y shares. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information regarding the Class A, B and C shares, please call 1-800-279-0279 to request a prospectus for those shares.


      The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund.

PERFORMANCE DATA


      From time to time, the Fund may advertise information regarding its performance. Such information may consist of its "yield", "distribution rate", "average annual total return", and "total return" and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

      "Yield" is computed by dividing the net investment income per share (as defined in applicable regulations of the Securities and Exchange Commission) during a specified 30-day period by the maximum offering price per share on the last day of such period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

      "Distribution rate" is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of such period. Distribution rates published are measures of the level of income dividends distributed during a specified period. Thus, such rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

      "Average annual total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

      "Total return" refers to the Fund's compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment. Total return is not annualized. In the event the Fund advertises its total return or average annual total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total and average annual total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses.

      In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time. The Fund may also quote average annual total return and total return on net asset value. Such data will be calculated substantially as described above, except that sales charges will not be deducted.

      In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

      The Fund's 1996 Annual Report contains additional performance information and will be made available upon request and without charge.


SHAREHOLDER INQUIRIES


      Shareholder inquiries should be directed to Davis Distributors, LLC, by writing to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406 or by calling 1-800-279-0279. Davis Direct
Access is the Davis Funds' automated telephone system that enables shareholders to perform a number of account transactions automatically by using a touch-tone phone. Shareholders may obtain Fund and account specific information and make purchases, exchanges and redemptions.

TABLE OF CONTENTS

                                          PAGE
Summary                                     2

Financial Highlights                        3

Investment Objective and Policies           5

Adviser, Sub-Adviser and Distributor        7

Purchase of Shares                          8

Telephone Privilege                         9

Exchange of Shares                          9

Redemption of Shares                        9

Determining the Price of Shares            10

Dividends and Distributions                11

Federal Income Taxes                       11

Fund Shares                                11

Performance Data                           12

Shareholder Inquiries                      13

STATEMENT OF ADDITIONAL INFORMATION


December 1, 1996,
as revised August 4, 1997


Davis New York Venture Fund, Inc.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279



TABLE OF CONTENTS
     Topic                                                        Page
     Investment Restrictions                                       2
     Hedging of Foreign Currency Risks                             3
     Repurchase Agreements                                         4
     Portfolio Transactions                                        4
     Directors and Officers                                        5
     Directors Compensation Schedule                               7
     Certain Shareholders of the Fund                              7
     Investment Advisory Services                                  8
     Custodian                                                     9
     Auditors                                                      9
     Determining the Price of Shares                               9
     Reduction of Class A Sales Charge                             9
     Exemptions to Class B Sales and Conversion Features           10
     Distribution of Fund Shares                                   11
     Performance Data                                              12






This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, Class B and Class C Prospectus dated December 1, 1996 as revised August 4, 1997, and the Class Y Prospectus dated December 1, 1996 as revised August 4, 1997. The Prospectuses may be obtained from the Fund.

The Fund's unaudited financial statements included in the Semi-Annual Report to Shareholders for the Fund dated January 31, 1997 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Semi-Annual Report may be obtained free of charge from the Fund. All interim financial information reflects all adjustments which are, in the opinion of management, necessary to a fair statement of the results for such interim period.



INVESTMENT RESTRICTIONS

      The investment restrictions set forth below and the Fund's investment objective set forth in the Prospectus may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

1. The Fund may not buy or sell commodities or commodity contracts, except contracts in respect to foreign currencies for hedging (risk reduction) purposes.

2. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

3. The Fund may not buy the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose all debt securities are deemed to comprise a single class.

4. The Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. (U.S. Government Securities, i.e. securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities, are not included in this limitation.)

5. The Fund does not concentrate its investments in any one industry and may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry. (U.S. Government Securities are not included in this limitation.)

6. The Fund may not purchase or write puts, calls, or a combination thereof ("option transactions"), except that the Fund may (i) write listed covered call options ("calls") on portfolio securities and purchase call options to close such transactions (provided that no such call is written if it would cause more than 25% of the value of the Fund's total assets to be subject to calls), (ii) purchase warrants issued by a company relating to its own securities or those of a company it is controlled by or controls or with which it is under common control and (iii) engage in option transactions in respect to foreign currencies for hedging purposes.

7. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. The Fund may not buy securities of other registered investment companies, except: (i) shares of investment companies investing primarily in foreign securities so long as such purchase does not cause the Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the value of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company; or (ii) as a part of a merger, consolidation, reorganization or acquisition of assets. An investor of the Fund may incur duplicate fees if shares of investment companies are purchased.

9. The Fund may not sell short, buy on margin or engage in arbitrage transactions. This restriction does not apply to transactions in respect to foreign currencies for hedging purposes.

10. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

11. The Fund does not invest for the purpose of exercising control or management of other companies.

12. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. (These restrictions do not apply to the use of margin deposits in connection with transactions in foreign currencies for hedging purposes.)

13. The Fund may not buy or continue to hold securities if any officers or directors of the Fund, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

14. The Fund does not engage in the underwriting of securities; however, the Fund may technically be considered an "underwriter" if it sells restricted securities.

15. The Fund may not lend money, except that it may buy debt securities customarily acquired by institutional investors. These debt securities may comprise all or a portion of an issue of "restricted" debt securities. The Fund may also buy debt securities which have been sold to the public and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its assets to then be subject to such loans.


      Non-Fundamental Policies. In addition to the foregoing restrictions, the Fund is subject to certain other non-fundamental policies which may be changed without shareholder approval.


HEDGING OF FOREIGN CURRENCY RISKS

      The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Adviser or Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract in respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser or Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

      The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.
 Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

      The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. The Fund will not enter into any futures contracts or options on currency futures contracts if immediately thereafter the aggregate of initial margin deposits on all the outstanding currency futures contracts of the Fund and premiums paid on outstanding options on currency futures contracts would exceed 5% of the market value of the total assets of the Fund (excluding in such market value any in-the-money amount of any option).

      The Fund may also purchase securities (debt securities or deposits) which have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. The Fund will not use leverage. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities, options or futures positions or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with requirements established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if so required, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

      The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option ( i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the

Fund to realize any profit and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

      The Fund's transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Fund as ordinary or capital and the timing and amount of any income or loss to the Fund. This, in turn, could affect the character, timing and amount of distributions by the Fund to shareholders. The Fund may be limited in its foreign currency transactions by tax considerations.

REPURCHASE AGREEMENTS

      A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser or Sub-Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities, which are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period and (c) expenses of enforcing its rights.

      The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 10% of the value of its total assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's 15% limitation on illiquid securities.

PORTFOLIO TRANSACTIONS


      Davis Selected Advisers, L.P. (the "Adviser") and Davis Selected Advisers-NY, Inc. (the 'Sub-Adviser") make investment decisions and arrange for the placement of buy and sell orders and the execution of portfolio transactions for the Fund, subject to review by the Board of Directors. In this regard, the Adviser or Sub-Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser or Sub-Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's or Sub-Adviser"s staff. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.


      On occasions when the Adviser or Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

      The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Fund's portfolio. As any particular research obtained by the Adviser or Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

      During the last three fiscal years ended July 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of $1,315,346, $929,980 and $750,697, respectively.

DIRECTORS AND OFFICERS

      The names and addresses of the directors and officers of the Fund are set forth below, together with their principal business affiliations and occupations for the last five years. The Fund's directors are divided into five classes, three of which are each comprised of two directors and two of which are comprised of three directors. Directors in each class generally serve five-year terms. As these terms are staggered, our shareholders generally elect two or three directors at each annual meeting. The asterisk following the names of Shelby M.C. Davis and Jeremy H. Biggs indicates that they are considered to be "interested persons" of the Fund, as defined in the Investment Company Act. As indicated below, certain directors and officers of the Fund hold similar positions with the following funds that are managed by the Adviser: Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively the "Davis Funds").

Wesley E. Bass, Jr. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly, First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

Jeremy H. Biggs (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser. Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.


Marc P. Blum (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis
International Series, Inc.; Chief Executive Officer, World Total Return Fund, L.P.; Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

Eugene M. Feinblatt (10/28/19), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis
International Series, Inc.; of Counsel, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys).

Jerry D. Geist (5/23/34), 931 San Pedro Dr. S.E., Albuquerque, NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Retired Chairman and President, Public Service Company of New Mexico.

D. James Guzy (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. Bernard Hamilton (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Managing General Partner, Avanti Partners, L.P.

LeRoy E. Hoffberger (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director and President, CPC, Inc. (a real estate company); Director and Vice President, Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank, and formerly, Director and President, O-W Fund, Inc. (a private investment fund).

Laurence W. Levine (4/9/31), c/o Bigham Englar Jones & Houston, 14 Wall Street, 21st, Floor, New York, NY 10005-2140. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

Christian R. Sonne (5/6/30), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly, Vice President of Goldman Sachs & Company (investment banker).

Edwin R. Werner (4/1/22), 207 Gosling Hill Drive, Manhasset, NY 11030. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, The Estates of North Hills New York; formerly, Chairman and CEO, Empire Blue Cross and Blue Shield of New York. Shelby M.C. Davis (3/20/37),* 4135 North Steers Head Road, Jackson Hole, WY 83001. President of the Fund and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc., effective August 15, 1995; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.


Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Director and President, Venture Advisers, Inc. effective August 15, 1995; formerly, Vice President and head of convertible security research, PaineWebber, Incorporated.

Christopher C. Davis (7/13/65), 70 Pine Street, 43rd Floor, New York, NY 10270-0108. Vice President of the Company and each of the Davis Funds except Davis International Series, Inc.; Director, Venture Advisers, Inc.
Kenneth C. Eich (8/14/53), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Davis Selected Advisers, L.P. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

Carolyn H. Spolidoro (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President, Venture Advisers, Inc.

Eileen R. Street (3/11/62), 124 East Marcy Street, Santa Fe, NM 87501. Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Senior Vice President and Chief Financial Officer, Venture Advisers, Inc.

Samuel P. Ynzunza (8/13/62), 124 East Marcy Street, Santa Fe, NM 87501. Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust. Senior Vice President and General Counsel, Davis Selected Advisers, L.P. Former Corporate Counsel for INVESCO Funds Group, Inc. and Franklin Resources, Inc.

Sheldon R. Stein (11/29/28), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

Arthur Don (9/24/53), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602, Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

      The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services. See "Investment Advisory Services."

DIRECTORS' COMPENSATION SCHEDULE

      During the fiscal year ended July 31, 1996, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                                           Aggregate Fund           Total
Name                                       Compensation             Complex Compensation<F*>
Wesley E. Bass                             7,375                    24,250
Marc P. Blum                               7,200                    23,550
Eugene M. Feinblatt                        6,400                    20,900
Jerry D. Geist                             6,300                    20,550
D. James Guzy                              7,250                    23,700
G. Bernard Hamilton                        7,150                    23,300
LeRoy E. Hoffberger                        7,150                    23,500
Laurence W. Levine                         7,150                    23,500
Christian R. Sonne                         7,250                    23,450
Edwin R. Werner                            7,150                    23,300

<F*>  Complex compensation is the aggregate compensation paid, for services as a
Director, by all mutual funds with the same investment adviser.

CERTAIN SHAREHOLDERS OF THE FUND


      The following table sets forth, as of August 1, 1997 the name and holdings of each person known by the Fund to be a record owner of more than 5% of its outstanding Class A shares. As of such date, there were 176,373,735.055 Class A shares outstanding and the directors and officers of the Fund, as a group, owned 3,802,306.954 Class A shares, or approximately 2.16% of the Fund's outstanding Class A shares. As of such date, there were 52,065,257.333 Class B and 24,893,662.897 Class C shares outstanding. The directors and officers of the Fund do not presently own or intend to own any Class B or C shares of the Fund. As of such date, there were 22,819,683.543 Class Y shares outstanding and the directors and officers of the Fund, as a group, owned 879,911.748 Class Y shares, or approximately 3.86% of the Fund"s outstanding Class Y shares. The Fund is not aware of any shareholder who beneficially owns in excess of 25% of the Fund's total outstanding shares.


                                              Number of                 Percent of Class
Name and Address                              Shares Owned              Outstanding
Class A shares

Shelby Cullom Davis & Co.                     13,018,849.913             7.38%
609 5th Avenue
New York, New York 10017-1021

Merrill Lynch Pierce Fenner & Smith           14,268,817.959             8.08%
4800 Deerlake Drive East, 3rd Floor
Jacksonville, FL  32246-6484

Merrill Lynch Pierce Fenner & Smith           13,033,056.866             7.39%
FBO: Qualified Retirement Plans
400 Strium Drive 4th Floor
Somerset, NJ  08873-4102

Class B shares

Merrill Lynch Pierce Fenner & Smith            17,106,700.14            32.86%
4800 Deerlake Drive East, 3rd Floor
Jacksonville, FL  32246-6484

Class C shares

Merrill Lynch Pierce Fenner & Smith           11,485,891.000            46.14%
4800 Deerlake Drive East, 3rd Floor
Jacksonville, FL  32246-6484

Class Y shares

Merrill Lynch Pierce Fenner & Smith           14,789,897.000            64.81%
4800 Deerlake Drive East, 3rd Floor
Jacksonville, FL 32246-6484

INVESTMENT ADVISORY SERVICES

      Davis Selected Advisers, L.P. serves as investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") adopted in accordance with the requirements of the Investment Company Act of 1940. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations and transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws.

      Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary of the Adviser, performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.


      For the Adviser's services, the Fund pays the Adviser a monthly fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on the next $2.5 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% the next $1 billion; and 0.50% of average net assets in excess of $7 billion. The aggregate advisory fees paid by the Fund to the Adviser for the fiscal years ended July 31, 1996, 1995 and 1994 were $12,351,657, $7,587,812 and $6,021,981, respectively. Under the Sub-Advisory
Agreement, the Adviser pays all of the Sub-Adviser"s direct and indirect costs of operations. All the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.


      Under the Advisory Agreement, if expenses borne by the Fund in any fiscal year (including the advisory fee, but excluding interest, taxes, brokerage fees and payments made under a Rule 12b-1 Distribution Plan and, where permitted, extraordinary expenses) exceed limitations imposed by applicable state securities laws or regulations, the Adviser must reimburse the Fund for any such excess at least annually, up to the amount of its advisory fee. These expense limitations may be raised or lowered from time to time. The present maximum operating expense limitations are 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of average net assets over $100 million.

      The reimbursable costs for certain accounting and administrative services for the fiscal years ended July 31, 1996, 1995 and 1994 were $65,004, $51,668 and $45,000, respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for such periods were $12,000, $9,336 and $8,004, respectively, and the reimbursable costs for providing shareholder services for such periods were $141,804, $77,178 and $77,856, respectively.

      The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

      In accordance with the provisions of the Investment Company Act, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Fund's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

      The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

CUSTODIAN

      The Custodian of the Fund's assets is State Street Bank and Trust Company ("State Street"), Atlantic Division, 470 Atlantic Avenue, Boston, Massachusetts 02210. The Custodian maintains all of the instruments representing the investments of the Fund and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of officers or resolutions of the Board of Directors.

AUDITORS

      The Fund's auditors are Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, Pennsylvania 19102-1707. The audit includes examination of annual financial statements furnished to shareholders and filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Audit Committee of the Board of Directors. In addition, the auditors review federal and state income tax returns and related forms.

DETERMINING THE PRICE OF SHARES

      The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDUCTION OF CLASS A SALES CHARGE

      There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

      Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

      Statements of Intention. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Application Form included in the Prospectus. Please read it carefully before completing it.

      If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

      Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

      No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying at one time the total amount indicated. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

      If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

      If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

      A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

      Rights of Accumulation. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

      For example, if you owned $100,000 worth (at offering price) of the Fund's Class A shares and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

      If you claim this right of accumulation, you or your dealer must so notify the Distributor (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

      Combined Purchases with other Davis Funds. Your ownership or purchase of Class A shares of Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively with the Fund, the "Davis Funds") may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

      If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in the Fund's Class A shares and $150,000 in the Class A shares of VIP and pay a sales charge of 2-1/2%, not 3-1/2%.

      Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Fund's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

      Lastly, the right of accumulation applies also to the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis High Income Fund, Inc. and Davis Financial Fund and Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

      In all the above instances where you wish to claim this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

      Issuance of Shares at Net Asset Value. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.


EXEMPTIONS TO CLASS B SALES AND CONVERSION FEATURES

      Class B shares of the Davis New York Venture Fund, Inc. are made available to Retirement Plan Participants such as 401K or 403B Plans at NAV with the waiver of contingent deferred sales charge (CDSC) if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract o alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis mutual funds convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion. The Fund may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

      Issuance of Shares at Net Asset Value. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.


DISTRIBUTION OF FUND SHARES


      Davis Distributors, LLC, ('the Distributor"), acts as principal underwriter of the Fund's shares on a continuing basis pursuant to a Distributing Agreement. Pursuant to Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.


      During the Fund's fiscal years ended July 31, 1996, 1995 and 1994, the Adviser, in its capacity as distributor, received total sales charges (which the Fund does not pay) on the sale of Class A shares of the Fund of $11,092,007, $5,230,889 and $7,256,343, respectively. Of this amount, the
Adviser paid concessions to dealers of $9,343,681, $4,404,100 and $6,104,072, respectively.

      In addition, the Fund has adopted distribution plans with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plans"). Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Payments under the Class B and Class C Distribution Plans are limited to an annual rate of 1.00% of the average daily net asset value of each such class of shares.

      To the extent that any investment advisory fees paid by the Fund may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of shares of the Fund within the meaning of Rule 12b-1, the payments of such fees are authorized under the Plans.

      The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Directors or a majority of the Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Directors approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Directors and the shareholders. As long as the Distribution Plans are in effect, the Fund must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

      During the fiscal years ended July 31, 1996 and 1995, the Adviser received $2,614,412 and $1,514,686 under the Class A Distribution Plan $1,561,856 and $94,221, under the Class A and Class B Distribution Plan and $570,693 and $20,342 under the Class C Distribution Plan. All of these amounts were paid to dealers and sales personnel.

PERFORMANCE DATA

      The average annual total return (as defined below) with respect to the Fund's Class A shares for each of the periods indicated below is as follows:

      One year ended January 31, 1997           24.63%
      Five years ended January 31, 1997         19.04%
      Ten years ended January  31, 1997         16.45%

      The average annual total return with respect to the Fund's Class B shares for the one year ended January 31, 1997 and for the period beginning December 1, 1994 and ended January 31, 1997 (life of class) were 26.57% and 33.16%, respectively. The average annual total return with respect to the Fund's Class C shares for the year ended January 31, 1997 and for the period beginning December 20, 1994 and ended January 31, 1997 (life of class) were 29.63% and 33.69%, respectively.

      Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n - ERV

Where: P =   hypothetical initial payment of $1,000

T =    average annual total return

n =    number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

      Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting he amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

      The total return (as defined above) for the Fund's Class A shares for each of the periods indicated below is as follows:

      One year ended January 31, 1997           24.63%
      Five years ended January 31, 1997         139.25%
      Ten years ended January 31, 1997          359.22%

      The total return with respect to the Fund's Class B shares for the year ended January 31, 1997 and for the period beginning December 1, 1994 and ended January 31, 1997 (life of class) were 26.57% and 86.15%, respectively. The total return with respect to the Fund's Class C shares for the year ended January 31, 1997 and for the period beginning December 20, 1994 and ended January 31, 1997 (life of class) were 29.63% and 84.95%, respectively.

      In reports or other communications to shareholders and in advertising material, the Fund may compare its performance to recognized averages and indices of performance such as the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"), two widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The market prices and yields of these stocks will fluctuate.

      The Fund may also use evaluations of the Fund published by nationally recognized ranking services and by financial publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

                       FORM N-1A

              DAVIS NEW YORK VENTURE FUND, INC.


POST-EFFECTIVE AMENDMENT NO. 54 UNDER THE SECURITIES ACT OF 1933
            REGISTRATION STATEMENT No. 2-29858


                           AND


AMENDMENT NO. 29 UNDER THE INVESTMENT COMPANY ACT OF 1940
                 REGISTRATION NO. 811-1701


                         PART C

                   OTHER INFORMATION
                   -----------------

Item 24.    Financial Statements and Exhibits
            ---------------------------------

      (a)   Financial Statements:

            Included in Part A:

            (i)   Financial Highlights.

            Included in Part B by incorporation from the 1996 Annual Report:

            (i)   Schedule of Investments at July 31, 1996.

            (ii)  Statement of Assets & Liabilities at July 31,1996.

            (iii) Statement of Operations for the year ended July 31, 1996.

            (iv) Statement of Changes in Net Asset Value for the years ended July 31, 1996 and 1995.

            (v)   Notes to Financial Statements.

            (vi)  Financial Highlights.

            (vii) Report of Independent Certified Public Accountants.

      (b)  Exhibits:

            (1) (a) Articles of Incorporation, incorporated by reference to Exhibit (1) to Registrant's Post-Effective Amendment No. 50, File No. 2-29858.

            (1) (b)     Articles Supplementary to Articles of Incorporation.

            (2) Amended and Restated Bylaws, incorporated by reference to Exhibit (2) to Registrant's Post-Effective Amendment No. 50, File No. 2-29858.


            (3)         Not applicable.

            (4)         Not applicable.


            (5) (a) Investment Advisory Agreement, incorporated by reference to Exhibit (5) to Registrant's Post-Effective Amendment No. 50, File No. 2-29858.

            (5) (b) Investment Advisory Agreement, as amended effective December 1, 1996, incorporated by reference to
                        Exhibit 5(b) to Registrant's  Post Effective
                        Amendment No. 52, File 2-29858.

            (5) (c) Sub-Advisory Agreement between Davis Selected Adviser, L.P. and Davis Selected Adviser-NY, Inc., incorporated by reference to Exhibit 5(c) to Registrant's Post Effective Amendment No. 52, File 2-29858.


            (6) (a)     Distributor's Agreement, incorporated by reference to
                        Exhibit (6)   to Registrant's Post-Effective
                        Amendment No. 50, File No. 2-29858.

            (6) (b)     Transfer and Assumption Agreement dated June 1, 1997.


            (7)         Not applicable.

            (8) (a) Custodian Contract, incorporated by reference to Exhibit (8) (a) to Registrant's Post-Effective Amendment No. 44, File No. 2-29858.

            (8) (b) Transfer Agency and Service Agreement, incorporated by reference to Exhibit (8) (b) to Registrant's Post-Effective Amendment No. 44, File No. 2-29858.

            (9)         Not applicable.

            (10) Opinion and Consent of Counsel (Reavis & McGrath), incorporated by reference to Exhibit 10 to Registrant's Post-Effective Amendment No. 35, File No. 2-29858.

            (11)        Consent of Auditors.

            (12)        Not applicable.

            (13)        Not applicable.

            (14) (a) Prototype Retirement Plan, incorporated by reference to Exhibit (1) to Registrant's Post-Effective Amendment No. 38, File No. 2-29858.

            (14) (b) Individual Retirement Account, incorporated by reference to Exhibit (ii) Registrant's Post-Effective Amendment No. 38, File No. 2-29858.


            (15) (a)    Distribution Plan for Class A shares, as amended..

            (15) (b) Distribution Plan for Class B shares, incorporated by reference to Exhibit 15 (b) to Registrant's Post-Effective Amendment No. 50, File No. 2-29858.

            (15) (c) Distribution Plan for Class C shares, incorporated by reference to Exhibit 15 (c) to Registrant's Post-Effective Amendment No. 50, File No. 2-29858.


            (16) Sample computation of average annual total return, incorporated by reference to Exhibit (16) of Registrant's Post-Effective Amendment No. 40, File No. 2-29858.

            (18) (a) Powers of Attorney, incorporated by reference to Exhibit (18)(a) to Registrant's Post-Effective Amendment No. 48, File No. 2-29858.


            (18) (b)    Plan pursuant to Rule 18f-3, as amended.

            (18) (c)    Power of Attorney for Eileen R. Street

Item 25.    Persons Controlled by or Under Common Control With  Registrant
            --------------------------------------------------------------

            Not applicable

Item 26.    Number of Holders of Securities
            -------------------------------


                                          Number of Record Holders
            Title of Class                   as of June 30, 1997
            --------------                ------------------------
            Common Stock
               Class A shares                      68,421
               Class B shares                      42,982
               Class C shares                      11,999
               Class Y shares                          35


Item 27.    Indemnification
            ---------------

      Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty,
(2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

      In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

      In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

      The Investment Adviser of the Registrant, Davis Selected Advisers, L.P, is also the investment adviser for Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares Inc. and Selected Capital Preservation Trust. It also may engage as an investment adviser for accounts other than mutual funds, although this is not presently business of a substantial nature.


      Shelby M.C. Davis is a Director, Chairman, Chief Executive Officer and principal owner of Venture Advisers, Inc. (the "General Partner") and is a Director of Shelby Cullom Davis Financial Consultants, Inc., 70 Pine Street, New York, New York 10270.

Item 29.    Principal Underwriters
            ----------------------


      (a) Davis Distributors, LLC, located at 124 East Marcy Street, Santa Fe, NM 87501, is the principal underwriter for the Registrant also acts as principal underwriter for Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.


      (b)  Management of the General Partner of the Principal Underwriters

Name and Principal                  Positions and Officers with                                     Positions and Offices
Business Address                    General Partner of Underwriter                                  with Registrant
------------------                  ------------------------------                                  ---------------------
Shelby M.C. Davis
4135 North Steers Head Road
Jackson Hole, WY 83001              Director, Chairman and Chief Executive Officer                   President

Carolyn H. Spolidoro
142 East Marcy Street
Santa Fe, NM 87501                  Vice President                                                   Vice President

Andrew A. Davis
124 East Marcy Street
Santa Fe, NM 87501                  President                                                        Vice President

Christopher C. Davis
70 Pine Street, 43rd Floor
New York, NY 10270-0108             Director                                                         Vice President

Eileen R. Street
124 East Marcy Street
Santa Fe, NM 87501                  Senior Vice President and Secretary                              Vice President and Treasurer

Sam P. Ynzunza
124 East Marcy Street
Santa Fe, NM 87501                  Senior Vice President and General Counsel                        Vice President and Secretary

Item 30.    Location of Accounts and Records
            --------------------------------


      Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, New Mexico 87501, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.


Item 31.    Management Services
            -------------------

            Not applicable

Item 32.    Undertakings
            ------------

      Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                   DAVIS NEW YORK VENTURE FUND, INC.

                              SIGNATURES
                              ----------

      Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b).


      Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 31st day of July, 1996.


                     DAVIS NEW YORK VENTURE FUND, INC.

                     <F*>By:  /s/ Sheldon R. Stein
                              --------------------
                              Sheldon R. Stein,

                              Attorney-in-Fact



      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


   Signature                                      Title                              Date
   ---------                                      -----                              ----

Shelby M.C. Davis<F*>            President, (Chief Executive Officer)            July 31, 1997
-----------------
Shelby M.C. Davis


Eileen R. Street<F*>             Principal Financial Officer and Treasurer       July 31, 1997
----------------
Eileen R. Street




                                 <F*>By:    /s/ Sheldon R. Stein
                                            --------------------
                                            Sheldon R. Stein,
                                            Attorney-in-Fact

      <F*>Sheldon R. Stein signs this document on behalf of the Registrant and the foregoing officers pursuant to the powers of attorney filed as Exhibit
(18)(a) to Registrant's Post Effective Amendment No. 48 and Exhibit 18(c) to this Registration Statement.

                DAVIS NEW YORK VENTURE FUND, INC.


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed on July 31, 1997 by the following persons in the capacities indicated.


      Signature                            Title
      ---------                            -----
Wesley E. Bass. Jr.<F*>                      Director
-------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs<F*>                          Director
-------------------------
Jeremy H. Biggs

Marc P. Blum<F*>                             Director
-------------------------
Marc P. Blum

Eugene M. Feinblatt<F*>                      Director
-------------------------
Eugene M. Feinblatt

Jerry D. Geist<F*>                           Director
-------------------------
Jerry D. Geist

D. James Guzy<F*>                            Director
-------------------------
D. James Guzy

G. Bernard Hamilton<F*>                      Director
-------------------------
G. Bernard Hamilton

LeRoy E. Hoffberger<F*>                      Director
-------------------------
LeRoy E. Hoffberger

Laurence W. Levine<F*>                       Director
-------------------------
Laurence W. Levine

Christian R. Sonne<F*>                       Director
-------------------------
Christian R. Sonne

Edwin R. Werner<F*>                          Director
-------------------------
Edwin R. Werner

      <F*>Sheldon R. Stein signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit 18(a) to Registrant's Post-Effective Amendment No. 48.

                     /s/Sheldon R. Stein
                     -------------------
                     Sheldon R. Stein
                     Attorney-in-Fact